Exhibit 99.1

WE MOVE INDUSTRIES Stifel Conference February 2019 1

IMPORTANT DISCLAIMERS Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s Current Report on Form 10-K, filed with the SEC on March 16,2018, particularly the section “Risk Factors—Risk Factors Relating to Daseke’s Business and Industry. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Preliminary estimated financial information The preliminary estimated financial information contained in this presentation reflects management’s estimates based solely upon information available to it as of the date of this presentation and is not a comprehensive statement of Daseke’s financial results for the three months ended December 31, 2018 or fiscal year ended December 31, 2018. The information presented herein should not be considered a substitute for full unaudited financial statements for the three months ended December 31, 2018, nor full audited financial statements for the fiscal year ended December 31, 2018, once they become available and should not be regarded as a representation by the Company or its management as to its actual financial results for the three months ended December 31, 2018 or the fiscal year ended December 31, 2018. The ranges for the preliminary estimated financial results herein constitute forward-looking statements. The preliminary estimated financial information presented above is subject to change, and Daseke’s actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates. Acquisitions Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors in Daseke’s stock should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA. You can find the reconciliations of these measures to the nearest comparable GAAP measure elsewhere in the Appendix of this presentation. Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, including other fees and charges associated with indebtedness, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) stock-based compensation expense, (vi) non-cash impairments, (vii) losses (gains) on sales of defective revenue equipment out of the normal replacement cycle, (viii) impairments related to defective revenue equipment sold out of the normal replacement cycle, (ix) withdrawn initial public offering-related expenses, and (x) expenses related to the business combination that was consummated in February 2017 and related transactions. Daseke’s board of directors and executive management team use Adjusted EBITDA as a key measure of its performance and for business planning. Adjusted EBITDA assists them in comparing Daseke’s operating performance over various reporting periods on a consistent basis because it removes from Daseke’s operating results the impact of items that, in their opinion, do not reflect Daseke’s core operating performance. Adjusted EBITDA also allows Daseke to more effectively evaluate its operating performance by allowing it to compare its results of operations against its peers without regard to its or its peers’ financing method or capital structure. Acquisition-Adjusted EBITDA and Acquisition-Adjusted Revenue give effect to Daseke’s acquisitions completed in 2017 and, in certain cases, thus far in 2018 as though those acquisitions were completed on the first date of the applicable measurement period. These ‘‘as if’’ estimates of potential operating results were not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC. The presentation of Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA should not be construed as an inference that Daseke’s future results will be consistent with these ‘‘as if’’ estimates and are presented for informational purposes only. To derive Acquisition-Adjusted EBITDA, we add to our Adjusted EBITDA (i) the aggregate Adjusted EBITDA of the companies acquired in 2017 and thus far in 2018 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date, (ii) charges and expenses attributable to the undertaking or implementation of cost savings, optimization or restructuring efforts and (iii) the amount of any expected cost savings, operating expense reductions and synergies (net of actual amounts realized) that are reasonably identifiable and factually supportable. See “Important Disclaimers” page and the Appendix for more information and reconciliations. To derive Acquisition-Adjusted Revenue, we add to our revenue the aggregate revenue of the companies acquired in 2017 and thus far in 2018 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date. See “Important Disclaimers” page and the Appendix for more information and reconciliations. Please note that these non-GAAP measures are not substitutes for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. In particular, Adjusted EBITDA should not be considered measures of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Other companies in Daseke’s industry may define these non-GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non-GAAP measures to compare the performance of those companies to Daseke’s performance. To compensate for these limitations, Daseke’s board and management do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP and instead rely primarily on Daseke’s GAAP results and use non-GAAP measures supplementally. See Appendix for most directly comparable GAAP measures. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. 2

PRESENTERS TODAY’S 3 Don Daseke Chairman and CEO Chris Easter COO Bharat Mahajan CFO

WHO WE ARE

- **We move the industrial economy**
- **Daseke is a high-growth company**
  - M&A integration strategy drives **~20% EBITDA growth** at prospect 24-months post-acquisition
  - Scale & shared resources enable **double-digit** consolidated organic growth opportunities
- **Largest flatbed & specialized logistics carrier in North America**[1]
  - **#1** for flatbed & specialized capacity[2]
  - **Top 10** truckload carrier[3]







1. CCJ Top 250, 2018 Rank (Flatbed/Specialized/Heavy Haul).
2. Commercial Carrier Journal 2018.
3. Logistics Management Magazine 2017.

DASEKE.
4

IS AUNIQUE GROWTH STORY Adj. DASEKE Revenue Growth EBITDA Growth $1,612M 2009 2018¹ 2009 2018¹ # of Mergers 20 Dec 2018 Fleet Growth 6,000 1 2009 60 2009 Dec 2018 1. Midpoint of preliminary FY2018 guidance released on 2/7/19. 5 $30M $173M $6M

DASEKE'S NEW COO

An *evolved* Daseke leadership team

- ✓ Daseke has evolved from a $30M company to a ~$2B platform, leading to a natural evolution of the management structure



Don Daseke | Scott Wheeler | Bharat Mahajan | Chris Easter

- ✓ There is a need for operational leadership at Daseke's C-suite level
- ✓ Chris Easter will be responsible for taking the operations to the next level
- ✓ Focus on:
  - Driving organic growth
  - Maximizing FCF
  - Optimizing scale

Chris Easter

Chief Operating Officer,

Daseke



- For the past six years, **served as CEO of Keen Transport**, a specialized transportation, warehouse, and logistics company focused on serving the industrial equipment market
- **Brings more than 30 years of operational leadership** serving in key transportation and logistics roles with:

U.S. ARMY | Walmart | SCHNEIDER

- Holds a bachelor's degree from the United States Military Academy at West Point

> *"Chris Easter's in-depth knowledge of flatbed and specialized transportation, broad background in large-scale logistics, and proven ability to build and lead teams gives me great confidence in the bright future for both Chris and Daseke"*
>
> **Don Daseke, Chairman & CEO**

DASEKE
6

CLEAR STRATEGY 7 2019 EBITDA Growth Free Cash Flow De-leverage 2008 - 2018 Building Scale #1 Flatbed & Specialized Carrier Purchasing Power & Critical Mass

STRATEGICPRIORITIES Operations Organization • • • • • • • • Operations vs. Acquisitions Free Cash Flow Organic Growth Grow Brokerage People (CFO, COO) De-Leverage Capital Structure Shared Services • • • • Purchasing Business Development IT Systems Brokerage 8

2019OUTLOOK Strategy to Focus on Significant FCF Generation and Reduced Leverage1 1. Based on guidance released on 2/7/19. 2. Change over preliminary FY2018 results, based on midpoint of estimates. 3. Assumes no further acquisitions in 2019. 9 Net leverage 12/31/19 (as defined in the Company’s debt agreements)22.9x Capital expenditure$65 - $70 M YoY Decline(44)%1 Adjusted EBITDA$200 - $210 M YoY Growth18%1 Revenue$1.8 - $1.9 B YoY Growth15%1

WHAT WEMOVE • Aerospace • Heavy Machinery • Building Materials • High Security Cargo • Steel/Metals • Oil & Gas Drilling • Renewable Energy • Commercial Glass 10

WHO WE DO IT FOR Revenue by Customer¹ Top 10 Customers & Years of Relationship¹ Revenue Mix by End-Market¹ Renewes & Ene y, 16% Building Materials, 15% 72% Metals, 28% Security go, C Other, 16% Top 10 Customers Heavy Equipment & Machinery, 7% Lumber, 5% No Customer Greater than 5% of Revenue % of Our Business That is Direct ~90% PVC Products, 1% Concrete Products, 2% Aircraft Glass, 3% Parts, 4% Power Sports, 3% 1. Acquisition Adjusted for 2017. 11 We move a diverse set of commodities for a deep-seated, blue chip customer base. 18 21 19 Dept of Defense18 14 39 Helmerich & Payne8 33 34 24

WHO WE ACQUIRE



Who?

- ✓ Strong companies
- ✓ Great management
- ✓ "Not for sale"
- ✓ Flatbed or specialized focus

What do we provide?

- ✓ Capital to grow
- ✓ Mentorship
- ✓ Preserve company legacy
- ✓ Purchasing power
- ✓ Shared services
- ✓ Best practices
- ✓ Revenue synergies

Recent Acquisitions of Scale

BTC (Over 55 Years of Stability & Service)

- Family-owned and operated since 1961
- Headquartered in Memphis, TN
- Expanded presence: steel, construction materials
- ~$72M in revenues and ~$10M in EBITDA (5.5x purchase multiple)[1,2]
- Closed Aug. 2018

AVEDA (Transportation and Energy Services)

- One of the largest oil rig moving companies in North America
- Headquartered in Calgary, AB
- Provides specialized transportation required for oil and gas exploration
- FY 2017 revenue: $158M; adj. EBITDA $12.3M[3,4]
- Closed Jun. 2018

TSH & CO.

- Founded in 1976
- Headquartered in Nashville, TN
- Additive markets, steel, building materials
- 100% asset light
- 1,100 owner operators
- Presence: East Coast, Southeast
- Closed Dec. 2017

Deep, Long-Term Pipeline of Targets

1. Based on the internally prepared financial statements of Builders Transportation Co.
2. Net income of $2.1 million plus depreciation and amortization of $6.6 million, and interest of $1.0 million results in Adjusted EBITDA of $9.7 million.
3. All figures have been translated from Canadian dollars into U.S. dollars at an exchange rate of 0.79.
4. See appendix for reconciliations or www.SEDAR.com

DASEKE
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HOW WE INTEGRATE& ADDVALUE • Retain Operating Company Management Teams • Average CEO Tenure 20+ Years Accounting Legal Safety • Retain Company Legacies • In Business for an Average of 50+ Years Best Practices Systems Revenue Synergies Daseke Platform Purchasing Synergies Operations Purchasing Accounting and Finance Asset Lifecyle Mgmt. Marketing Insurance Sales T+30 days T+12 months T+24 months 13

ATTRACTIVE FINANCIAL PROFILE Consistent Track Record of Year-Over-Year Growth 2017 & 2018: An Established Track Record of Performance Sustained growth – acquisition & organic Revenue • $462M $446M2 Unique blend of asset-heavy & asset-light businesses • $328M Required growth capex completed in 2018 • Recent record results • ‘17 ‘18 ‘17 ‘18 ‘17 ‘18 ‘17 Q4 Q1 Q2 Q3 Adjusted EBITDA¹ $53M ‘17 ‘18 ‘17 ‘18 ‘17 ‘18 ‘17 Q4 Q1 Q2 Q3 1. See appendix for reconciliations to most directly comparable GAAP measure. 2. Midpoint of preliminary 2018 guidance released on 2/7/19. 14 $46M $39M2 $35M $27M $23M $18M $24M 2019 & Beyond: Focus on Free Cash Flow Generation $377M $257M $231M $160M $197M

KEY STATS TRADING DATA @ (2/05/19)¹ FINANCIAL OVERVIEW @ (12/31/18)2 VALUATION MEASURES @ (2/05/19)¹ Stock Price $4.48 $3.13 / $13.46 52 WEEK LOW / HIGH 466,202 AVG. DAILY VOL. (3 MO.) 64.5M SHARES OUTSTANDING BALANCE SHEET HIGHLIGHTS (9/30/18)³ ~64% PUBLIC FLOAT ~41% INSTITUTIONAL HOLDINGS ~39% INSIDER HOLDINGS 1. Source: FactSet. 2. Midpoint of preliminary guidance released on 2/7/19. 3. Estimated based on preliminary calculations. Per debt definition - net debt divided by Acquisition-Adjusted EBITDA defined in accordance with the debt agreement. 15 Cash $18M $667M$83M NET DEBT REVOLVER CAPACITY 3.4x4 LEVERAGE Revenue (TTM) $1.6B $173M² ADJ. EBITDA (TTM) Market Cap $293M $1.0B ENTERPRISE VALUE 4.9x 2019 Adj. EBITDA BASED ON 2019 OUTLOOK ²

OVERSTATE Balance sheet date DASEKE’S LEVERAGE LTM cumulative leverage Commonly used platforms Source As per Company’s debt agreement: • Bloomberg and FactSet rely on GAAP financials to calculate LTM EBITDA, resulting in a higher leverage multiple Source: FactSet, Bloomberg. 1. Midpoint of preliminary guidance released on 2/7/19. 2. Estimated based on preliminary calculations based on guidance released on 2/7/19. 16 Pricing platforms are not capturing adjusted EBITDA accurately, creating higher leverage multiples 12/31/192.9x2 9/30/183.4x 9/30/184.4x 9/30/184.4x

BUILDINGA MOAT • Scale and focus – largest flatbed & specialized logistics capacity in the U.S. • Lengthy customer relationships – average 20+ years • Expertise of our people – operating company presidents have 25+ years experience • Broad geographical coverage – U.S., Canada & Mexico • $100M liability policy – protects Daseke, shippers & investors • Cycle-resistant companies – operating companies have strong history of weathering industry downturns 17

KEYTAKEAWAYS $1,612M Revenue Growth Largest mover of industrial goods in North America • Yet only ~2% share² $543M Consistent track record of growth $50M $120M $40M $30M • 56% revenue CAGR from 2009 to 2018¹ 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018¹ Proven sourcing, acquisition and integration model • Consolidator of successful, niche carriers (20 deals since 2009) Adj. EBITDA Growth3 $173M Highly-aligned management team • 39% insider ownership Building a moat through scale and diversification $9M $7M $6M • 20+ year customer relationships, broad end market exposure 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018¹ 1. Midpoint of preliminary FY 2018 guidance released on 2/7/19. 2. FTR Associates, Inc., 2018. U.S. & Canada combined, measured by number of tractors. 3. See public filings available at www.sec.gov. 18 $97M $88M $92M $70M $19M $24M $846M $679M $652M $207M

Daseke, Inc. 15455 Dallas Parkway, Ste 550 Addison, TX 75001 www.Daseke.com Investor Relations Cody Slach, Liolios 949-574-3860 DSKE@Liolios.com 19

G)ASEKE.. 20

LARGEMARKET - SIGNIFICANT ROOM TO GROW • We operate in a large, highly-fragmented open deck transportation & logistics market ~209,000 total flatbed/specialized trucks (~10% of OTR population) • Daseke market share = ~2% 101-500 TRUCKS 174 COMPANIES 0.6% • <100 TRUCKS 27,295 COMPANIES 99.3% Source: FTR Associates, Inc., U.S. & Canada combined, June 2018. 21 501+ TRUCKS 28 COMPANIES 0.1%

BALANCED REVENUE Revenue by Segment¹ STREAMS Asset Right Operating Model¹ Asset-Based Revenue Company Equipment* Asset-Light Revenue Brokerage* Owner Operator* Logistics* Flatbed Specialized 46% 39% 61% 54% *Company Equipment – company owned truck and trailer. *Brokerage – use of a third party carrier, no company truck or trailer. *Owner Operator – independent contract driver who owns their own truck, with a company owned trailer. *Logistics – warehousing, loading/unloading, vehicle maintenance and repair, and other fleet management solutions. 1. For the last 12-month period ending Mar 31, 2018. 22 Asset-Based = Higher Margins & Capex Asset-Light = Lower Capex & Margins

EXPANSIVENORTH AMERICAN FOOTPRINT SERVING 5,500+1 INDUSTRIAL CUSTOMERS ACROSS U.S., CANADA AND MEXICO2 Revenue by Destination Low High 1. As of 12/31/2017. 2. Map reflects customer destinations, not originations; Daseke tractors do not go into Mexico, only trailers and freight. Tractors supplied by Mexican carrier partners. 23

COMPELLING USE Required growth capex in ‘18 OF FUNDS AVAILABLE FOR INVESTMENT Investments relate to purchase of tractors/trailers in fast-growing glass & high-security cargo markets 1. See appendix and public filings available at www.sec.gov for reconciliations to most directly comparable GAAP measure. 2. Midpoint of preliminary 2018 guidance released on 2/7/19. Change in working capital was not disclosed. 3. Midpoint of preliminary 2019 guidance released on 2/7/19. 24 2015 2016 2017 20182 20193 EBITDA $97 $88 $92 $173 $205 Cash Interest expense 17 21 29 44 52 Dividends 4 5 6 5 5 Cash taxes 1 1 1 2 2 Maintenance capex 48 15 27 81 67 Change in working capital -$11 -$7 $11 n/a $9 Growth capex 19 16 9 40 0

NET CAPEX AS A PERCENTAGE OF REVENUE ($ in M) Capex % of Revenue $121 FY15 FY16 FY17 FY18¹ FY19E¹ 4% of sales reflects replacement capex needs Major fleet upgrade in ’14-’15 resulted in higher Significant growth investment in 2018 capex 1. Based on preliminary FY2018 and FY2019 revenue guidance released on 2/7/19, based on midpoint of estimates. 25 $67 8% $68 10% $31$36 4% 4% 5%

STRATEGIC PRIORITIES Regional leadership Appropriate operations consolidation Processes, people & systems Daseke Fleet Services Increase revenue/rates Control costs Industrial supply chain management/Daseke Link Flatbed Strategic niches Tuck-ins Strong companies, great Drivers management “Not for sale” 26 Capital allocation initiatives focused on driving organic growth and operational efficiency as well as opportunistic, off-the-run M&A. Focused M&A Operational Effectiveness Organic Growth

WELL POSITIONED FOR ORGANIC North America¹ GROWTH Industrial production index, 2016-20185 • Largest flatbed & specialized logistics carrier in 110 • • #1 for flatbed & specialized capacity² Top 10 truckload carrier3 • Well-positioned within the context of the broader economic trends Leading player in a highly fragmented open deck transportation & logistics market space Scale & shared resources enable double-digit consolidated organic growth opportunities 103 • • Jan-16 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Fragmented open deck market4 Largest pure-play open deck carrier1 (2018 Revenue, $ in B) $1.6 Largest pure-play carrier & largest pool of owned assets1 101-500 Trucks 174 companies 0.6% $1.4 $1.0 $0.6 $0.5 $0.4 $0.3 $0.3 $0.2 $0.2 <100 Trucks 27,295 companies 99.3% 6 3. Logistics Management Magazine 2017. 4. Flatbed/Open Deck Specialized Market, FTR Associates, Inc. June 2018. 5. Federal Reserve Bank of St. Louis as 2/05/2019. 6. Midpoint of 2018 guidance. 1. CCJ Top 250, 2018 Rank (Flatbed/Specialized/Heavy Haul). Transport Topics 2018 Top 100 For-Hire Carriers. 2. Commercial Carrier Journal 2018. 27 501+ Trucks 28 companies 0.1%

CONSOLIDATED ADJUSTED EBITDA RECONCILIATION Reconciles Net Income to Adjusted EBITDA – 3 months ($ in thousands) Three Months Ended March 31, Three Months Ended June 30, Three Months Ended September 30, Three Months Ended December 31, 2018 2017 2018 2017 2018 2017 20181 2017 Net income (loss) Depreciation and amortization Net interest expense Write-off of unamortized deferred finance fees Provision (benefit) for income taxes Acquisition-related transaction expenses Stock compensation Impairment Merger transaction expenses 5) 70) Adjusted EBITDA 1. Based on preliminary FY2018 released on 2/7/19, midpoint of estimates. 28 $(7,74 16,31 5,89 3,88 (2,7 44 1,55 $13,485$(4,107) $2,181$50 $ (21,000)$38,798 5 2 3 5 - - 3 31,766 10,469 - (14,546) 1,401 902 2,840 - 17,638 6,494 - 2,184 1,037 538 - 481 36,800 11,669 - 670 601 928 - - 19,805 8,548 - (2,862) 773 663 - - 37,000 12,000 - (1,000) - 1,000 11,000 - 23,105 8,224 - (48,834) 1,122 674 - - $17,573 $46,317 $24,265 $ 52,849 $ 26,977 $39,000 $23,089 $(797) 25,182 9,895 - (382) 440 886 - - $ 35,224

CONSOLIDATED ADJUSTED EBITDA RECONCILIATION Reconciles Net Income to Adjusted EBITDA – 12 months ($ in thousands) Twelve Months Ended December 31, 20181 2017 Net income (loss) Depreciation and amortization Net interest expense Write-off of unamortized deferred finance fees Provision (benefit) for income taxes Acquisition-related transaction expenses Stock compensation Impairment Merger transaction expenses 26,996 6,863 9,158 3,883 3,377 1,875 2,034 Adjusted EBITDA 1. Based on preliminary FY2018, midpoint of estimates. 29 $ 7 2 (52 ,282) - $91,904 $(6,000) 131,000 44,000 - (16,000) 3,000 3,000 14,000 - $ 173,000

CONSOLIDATED ACQUISITION-ADJUSTED EBITDA RECONCILIATION Reconciles net income to Adjusted EBITDA by giving effect to Daseke’s acquisitions completed in 2017 and thus far in 2018 as though the acquisitions were completed on the first day of the applicable measurement period. ($ in thousands) Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended September 30, 2018 2017 2018 2017 2018 2017 Net Income (loss) Depreciation / amortization Net interest expense Provision (benefit) for income taxes Acquisition-related transaction expenses Stock compensation Impairment Merger transaction expenses 2,209) Acquisition Adjusted EBITDA 30 $2,733 37,330 11,726 670 601 928 - - $4, 30, 10, ( 546 861 944 773 736 - - $12,709 102,418 35,591 (14,179) 3,845 3,351 2,840 - $(4,573) 92,975 32,708 (1,844) 2,254 1,608 - 2,034 $47,828 134,798 46,982 (59,865) 5,073 4,049 2,840 $(26,966) 126,024 41,161 (842) 2,289 1,608 810 5,206 $53,988 $45,651 $146,575 $125,162 $181,705 $149,290

AVEDA EBITDA RECONCILIATION Reconciles Net Income to Adjusted EBITDA ($ in thousands) Year Ended December 31, 2017 (US$ in thousands) Net Income (loss) Depreciation and amortization Interest Provisin (benefit) for Income taxes Acquisition-related transaction expenses Stock based compensation Adjusted EBITDA 31 $(6,166) 12,319 5,559 111 35 448 $12,306

ADJUSTED SHARE COUNT Capitalization Summary(1) (3) (in millions) Equivalent 1. 2. 3. Capitalization data based on securities outstanding as of September 30, 2018. The weighted average common shares outstanding at September 30, 2018 was 60,413,694. Out-of-the money securities not included in the above table as of September 30, 2018: a) 35,040,658 common stock warrants, representing 17,520,399 shares of common stock with an exercise price of $11.50; b) 650,000 shares of Series A Convertible Preferred as of September 30, 2018 with a conversion price of $11.50 and initially convertible into 8.6957 shares of common stock per preferred share (5,625,173); c) 1,879,401 stock options, consisting of Director and Employee stock options of 145,000 (weighted average exercise price of $9.98) and 1,734,401 (weighted average exercise price of $10.50), respectively, with a stock price of $6.31 as of October 25, 2018. Adjusted Share Count Security Outstanding Common Stock Common Shares(2) 64,445,371 64,445,371 Restricted Stock Units – In The Money 988,412 988,412 Total-In-The-Money Shares 65,433,783